UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No._______ )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                              IEC Electronics Corp.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.

         (3) Filing party:

         (4) Date filed:

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  To Be Held on
                                January 19, 2005

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of IEC Electronics Corp. The meeting will be held on Wednesday, January 19, 2005 at 9:00 a.m. local time at our offices, 105 Norton Street, Newark, New York for the following purposes:

      1. To elect seven (7) directors to serve until the 2006 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

      2. To approve an amendment to the Company's 2001 Stock Option and Incentive Plan to increase the number of shares that may be issued under the Plan from 1,500,000 shares to 2,500,000 shares.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The record date for the annual meeting is December 3, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed

                                            By Order of the Board of Directors

                                            Martin S. Weingarten,
                                            Secretary

DATED:   December 10, 2004
         Newark, New York

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You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience. and needs no postage if mailed in the United States. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
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

                              IEC ELECTRONICS CORP.
                                105 NORTON STREET
                             NEWARK, NEW YORK 14513
                                  (315)331-7742

                                 PROXY STATEMENT
                     FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

         We are sending you this proxy statement and the enclosed proxy card because the board of directors of IEC Electronics Corp. ("IEC", the "Company", "we", "our", "us") is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. We invite you to attend the annual meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Wednesday, January 19, 2005 at 9 a.m. local time at our office, 105 Norton Street, Newark, New York. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

         We are mailing this proxy statement, the accompanying proxy card, and our Annual Report to Stockholders for the fiscal year ending September 30, 2004 ("Fiscal 2004") on or about December 10, 2004 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

         Only stockholders of record at the close of business on December 3, 2004, the record date for the meeting, will be entitled to vote at the annual meeting. On November 22, 2004, there were 8,,225,452 shares of common stock outstanding and entitled to vote.

         Stockholder of Record: Shares Registered in Your Name

         If on December 3, 2004, your shares of IEC common stock were registered directly in your name with our transfer agent, Mellon Investor Services, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

         Beneficial Owner: Shares Registered in the Name of a Broker or Bank

         If on December 3, 2004, your shares of IEC common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

         There are two matters scheduled for a vote: the election of seven directors to serve until the 2006 Annual Meeting of Stockholders and the approval of an amendment to the Company's 2001 Stock Option and Incentive Plan to increase the number of shares that may be issued under the Plan from 1,500,000 shares to 2,500,000 shares. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on.. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

         On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 3, 2004.

What is the quorum requirement?

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

      o     You are present and vote in person at the meeting; or

      o     You have properly submitted a proxy card.

         Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

         The procedures for voting are set forth below:
         Stockholder of Record: Shares Registered in Your Name

         If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

      o To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

      o To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

         Beneficial Owner: Shares Registered in the Name of Broker or Bank

         If you hold your shares in "street name" and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

         You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the board of directors. You may vote "FOR", "AGAINST" or "ABSTAIN" on the other proposals.

         If you submit your proxy but abstain from voting or withhold authority to vote on one of more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

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

         If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors.

         If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be "broker non-votes" and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under the rules applicable to a nominee holder. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. This effectively reduces the number of shares needed to approve the proposal, making it more likely that the proposal will be approved. Under rules applicable to a nominee holder, if your broker does not receive voting instructions from you, it is permitted to vote your shares on Proposal 1 (election of directors) but not on Proposal 2 (Amendment to 2001 Stock Option and Incentive Plan).

  How many votes are needed to approve each Proposal?

      o     Proposal 1 - Election of directors

                  Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy.

                  This means that the seven director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

      o     Proposal 2 - Amendment to 2001 Stock Option and Incentive Plan

                  Approval is by the affirmative vote of a majority of the votes represented by the shares of common stock present at the meeting in person or by proxy. Abstentions are counted and have the effect of a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal.

What if I return a proxy card but do not make specific choices?

         If you return a signed and dated proxy card without marking any voting selections, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the board of directors. The board's recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the board recommends a vote:

      o     for election of the nominated state of directors (see Proposal 1);
            and

      o for approval of the amendment to our 2001 Stock Option and Incentive Plan (see Proposal 2).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy?

         Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

      o You may submit another properly completed proxy card with a later date.

      o You may send a written notice that you are revoking your proxy to Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

      o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

         If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the annual meeting?

         Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter ending April 1, 2005.

What does it mean if I receive more than one proxy card?

         If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

         IEC will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year's annual meeting?

         At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

         Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. To be considered for inclusion in next year's proxy materials, you must submit your proposal in writing by August 15, 2005 to our Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

         In addition, our by-laws also provide that in order for business to be brought before an annual meeting of stockholders, you must deliver written notice to our Secretary not less than 90 days prior to the date of the meeting. The notice must set forth your name, address and number of shares of stock you hold, a representation that you intend to appear in person or by proxy at the meeting to make the proposal, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2005 annual meeting. For the 2006 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 24, 2005.

         Our by-laws also provide that if you intend to nominate a candidate for election as a director, you must deliver written notice of your intent to our Secretary. The notice must be delivered not less than 90 days before the date of a meeting of stockholders. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a representation that you intend to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee's business address and experience during the past five years, any other directorships held by the nominee, the nominee's involvement in certain legal proceedings during the past five years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2005 Annual Meeting. For the 2006 Annual Meeting of Stockholders, written notice must be delivered to our Secretary at our principal office, 105 Norton Street, Newark, NY 14513, no later than October 24, 2005.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Who are the largest owners of IEC's stock?

         Based on a review of filings with the Securities and Exchange Commission (the "Commission"), the following is the only shareholder known by IEC to beneficially own 5% or more of the outstanding stock.

--------------------------------------------------------------------------------
    Name and Address of                    Amount and Nature         Percent of
      Beneficial Owner                   of Beneficial Ownership    common stock

--------------------------------------------------------------------------------
Sagamore Hill Capital Management L.P. (1)      536,300                 6.53%
10 Glenville Street
Third Floor
Greenwich, CT 06831
--------------------------------------------------------------------------------

         (1) The following is based upon information contained in Schedule 13 D/A filed with the Commission on September 8, 2004. For purposes of the reporting requirements of the Securities Exchange Act of 1934, each of Sagamore Hill Capital Management L.P., Sagamore Hill Managers, LLC and Steven H. Bloom as deemed to be a beneficial owner of such securities with sole power to direct the voting and disposition of the 536,300 shares. The shares are held for the account of the Sagamore Hill Hub Fund Ltd., a Cayman Islands corporation (the "Hub Fund"). Sagamore Hill Capital Management L.P. serves as investment manager of the Hub Fund; Sagamore Hill Managers LLC is the general partner of Sagamore Hill Capital Management L.P.; Steven Bloom is the sole member of Sagamore Hill Managers LLC and the Managing Partner of Sagamore Hill Capital Management L.P.

How much stock do IEC's directors and executive officers own?

         The following table shows the amount of IEC's common stock beneficially owned as of November 22, 2004 by (i) each director, (ii) each of the executive officers named in the Summary Compensation Table below who were serving as executive officers on September 30, 2004, and (iii) all our directors and officers as a group. The information as to each person has been furnished by such person, and, except as noted, each person named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned.

                                                                Shares                            Percent of Shares
                     Name of                                 Beneficially                           Beneficially
                Beneficial Owner                               Owned(1)                               Owned(1)
----------------------------------------------      ----------------------------      --------------------------------------
David J. Beaubien*                                                 68,448(2)                            +

W. Barry Gilbert*                                                 318,782(3)                          3.77%

Robert P. B. Kidd*                                                 89,604(2)                          1.09%

Eben S. Moulton*                                                  315,714(2)                          3.83%

Dermott O'Flanagan*                                               109,897(4)                          1.33%

James C. Rowe*                                                    296,961(5)                          3.60%

Justin L. Vigdor*                                                 219,409(2)                          2.66%

Brian H. Davis                                                     25,000(6)                            +

Jeffrey T. Schlarbaum                                              18,000(7)                            +

Ann Wood                                                           26,325(8)                            +

All directors and executive officers as a                       1,488,140(9)                         17.28%
group (10 persons)

----------

         *Member of board of directors of IEC
         +Less than 1%

      (1) Applicable percentages are based on 8,225,452 shares outstanding on November 22, 2004, adjusted as required by rules promulgated by the Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock issuable pursuant to options held by that person that are currently exercisable or exercisable within 60 days of November 22, 2004 ("options currently exercisable") are deemed to be beneficially owned. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

      (2)   Includes 17,334 shares subject to options currently exercisable.

      (3) Includes 84,544 shares held by Mr. Gilbert's wife and 224,000 shares subject to options currently exercisable.

      (4)   Includes 18,834 shares subject to options currently exercisable.

      (5) Includes 185,131 shares held by Mr. Rowe's 401(k) plan, 78,600 shares held by a family trust for which Mr. Rowe is sole trustee and may be deemed a beneficial owner, and 20,834 shares subject to options currently exercisable.

      (6)   Includes 25,000 shares subject to options currently exercisable.

      (7) Includes 18,000 shares held by Mr. Schlarbaum's wife in her 401(k) plan.

      (8)   Includes 26,125 shares subject to options currently exercisable.

      (9)   Includes 384,129 shares subject to options currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission reports of ownership and changes in ownership of common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

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

         SEC regulations require the Company to identify any one who filed a required report late during the most recent fiscal year. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2004, we believe that, during Fiscal 2004, all of our directors and executive officers complied with the reporting requirements of Section 16(a), except that Mr. O'Flanagan filed a late Form 4 (by four days) to reflect a sale of IEC shares in November 2003 and Mr. Schlarbaum filed a late Form 3 (by one day) to reflect his initial beneficial ownership of shares when he became an officer in May 2004 and a Form 5 on November 22, 2004 to reflect his indirect beneficial ownership of shares acquired by his wife on August 30, 2004 for her 401(k) plan..

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

         The number of directors is established by the board and is currently set at seven. At this annual meeting, seven persons will be nominated as directors. All the nominees for director are incumbent directors and were elected at the last annual meeting.

         It is intended that the accompanying proxy will be voted in favor of the persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy. All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

         For the election of directors, only proxies and ballots marked "FOR all nominees", "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the seven nominees will be elected if they receive more affirmative votes than any other nominees.

         The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director's death, resignation or removal.

         The Board of Directors unanimously recommends a vote FOR the election as directors the nominees listed below.

Nominees for Election as Directors

         The names of the nominees, their ages as of December 3, 2004, and certain information about them are set forth below.

         David J. Beaubien, 70, a director since October 1990, has been a director and chairman of Yankee Environmental Systems, Inc., Turners Falls, Massachusetts, a manufacturer of Solar Radiation Monitoring Instruments, since 1990. Prior thereto, he was Senior Vice President of EG & G, Inc., Wellesley, Massachusetts, a manufacturer of Scientific Instruments and manager of U.S. Government facilities from 1967 until his retirement in January 1991. He is also an independent director of the UBS Global Asset Management Mutual Funds, New York, New York.

         W. Barry Gilbert, 58, has served as our Chief Executive Officer since January 2004 and served as Acting Chief Executive Officer from June 2002 until that time. He has been a director of the Company since February 1993 and Chairman of the Board since February 2001. He is also an adjunct faculty member at the William E. Simon Graduate School of Management of the University of Rochester. From 1991 until 1999, he was President of the Thermal Management Group of Bowthorpe Plc. (now known as Spirent Plc) of Crawley, West Sussex, England. Prior to that time he was corporate Vice President and President, Analytical Products Division of Milton Roy Company, a manufacturer of analytical instrumentation. Mr. Gilbert is also on the advisory boards of several privately-held companies.

         Robert P.B. Kidd, 71, has served as a director since its formation in 1966 and has been an insurance agent since 1961. From September 1995 until August 1998, Mr. Kidd was President of Blue Water Insurance, Inc., Jupiter, Florida, a marine insurance company. Prior thereto, he was a Vice President of Lawrence United Corporation, an insurance agency and a division of the Lawrence Group.

         Eben S. Moulton, 58, a director since November 1992, has served as President of Seacoast Capital Corporation, Danvers, Massachusetts, an investment firm, since 1994 and as President of Signal Capital Corporation, Danvers, Massachusetts, a financial services corporation, since 1988. Mr. Moulton is a director of Seacoast Capital Corporation and Unitil Corporation, Hampton, New Hampshire, a utility company. He is also a director of several privately-held companies.

         Dermott O'Flanagan, 52, a director since July 10, 2000, is a private investor. From 1995 until April 2000, he was President of Dovatron International, an electronics contract manufacturer based in Niwot, Colorado. From 1992 to 1996, he was Managing Director of Dovatron Ireland Ltd., and from 1983 to 1991, he held various management positions with Western Digital Corporation, an electronics manufacturer.

         James C. Rowe, 56, a director since January 7, 2000, has served as President of Rowe & Company LLC, Milwaukee, Wisconsin, a merchant banking firm, since April 1994. From April 1972 through March 1994, Mr. Rowe was a director and Vice President of Lubar & Co., Incorporated, Milwaukee, Wisconsin, a merchant banking firm. Mr. Rowe is a director of several privately held companies.

         Justin L. Vigdor, 75, is our Assistant Secretary and has served as a director since 1968. He has been an attorney since 1951 and is senior counsel to the law firm of Boylan, Brown, Code, Vigdor & Wilson, LLP, Rochester, New York, our counsel.

Information Regarding the Board and its Committees

Board Meeting and Attendance

         During Fiscal 2004, our board held three in-person regular meetings and one telephonic meeting, and acted two times by unanimous written consent. In addition, the directors considered Company matters and had frequent communication with the chairman of the board and others apart from the formal meetings.

         During Fiscal 2004, each director attended more than 75% of the meetings of the board and the committees upon which such director served.

Board Independence

         The board of directors has determined that each of our directors, except Mr. Gilbert, who is an executive officer of the Company, is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

Board Committees

         Our board has an audit committee, a compensation committee and an executive committee. We have no standing nominating committee; its functions are the responsibility of the executive committee.

         The audit committee oversees our corporate accounting and financial reporting processes. In Fiscal 2003, the audit committee recommended and the board approved an Amended and Restated Audit Committee Charter (the "Charter"). A copy of the Charter was included as an appendix to the Company's Proxy Statement for the annual meeting held on January 21, 2004. Pursuant to the

Charter, the audit committee is responsible for the appointment, dismissal, compensation and oversight of our independent auditors, including the engagement of our auditors for the next fiscal year, the review with the independent auditors and approval of the plan of the auditing engagement, the review with the independent auditors of the results of their audit, the review of the scope and results of the evaluation of our procedures for internal auditing, the inquiry as to the adequacy of our internal accounting controls and our disclosure controls and procedures, the approval of audit and non-audit services to be provided to us by the independent auditors, and overseeing compliance matters for us. The audit committee also reviews with financial management and the independent auditors our annual report on Form 10-K and the interim financial statements prior to the filing of our quarterly reports on Form 10-Q. The audit committee also monitors compliance with our Code of Business Conduct and Ethics, our conflict of interest policy and our policy concerning trading in our securities. The minutes of audit committee meetings, as well as all of the recommendations of the audit committee, are submitted to the full board. In Fiscal 2004, the audit committee, whose current members are Messrs. Rowe (Chairman), Kidd and O'Flanagan, held five meetings and acted once by unanimous written consent. The board of directors in its business judgment has determined that each member of the audit committee is "independent" as defined in Rule 4200(a)(15) of the NASD listing standards and that Mr. Rowe qualifies as an audit committee financial expert in accordance with the applicable rules and regulations of the SEC.

         The compensation committee reviews and approves our compensation philosophy covering executive officers and other key management employees, reviews the competitiveness of our total compensation practices, reviews and approves the terms and conditions of proposed incentive plans applicable to executive officers and other key employees, approves and administers our stock option plans, reviews and makes recommendations with respect to management compensation, including salaries and bonus awards, examines the impact and effect of various benefits and incentive plans and reviews and recommends changes or amendments to such programs to the board, and reviews and approves hiring and severance arrangements with executive officers. In Fiscal 2004, the compensation committee held one meeting and several informal meetings and acted by unanimous written consent four times. The current members of the compensation committee are Messrs. Beaubien (Chairman), Moulton and O'Flanagan.

         The executive committee exercises the powers of the board in the interval between regular meetings of the full board and performs the function of a nominating committee. In Fiscal 2004, the executive committee, whose current members are Messrs. Gilbert, Moulton, Rowe and Vigdor, held several informal telephonic meetings. The executive committee does not have a written charter.

Nominating Process

         Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board or (ii) by any stockholder who has complied with the notice procedures set forth in the manner in our bylaws and in the section entitled "Questions and Answers About This Proxy Material and Voting - When are stockholder proposals due for next year's annual meeting?". In addition, stockholders who wish to recommend a prospective nominee for the executive committee's consideration should submit the candidates' name and qualifications to Secretary, IEC Electronics Corp., 105 Norton St., Newark, NY 14513.

Compensation of Directors

         In Fiscal 2004, each non-employee director received the following compensation:

      o An annual retainer fee of $8,000, of which $6,000 was paid in cash in Fiscal 2004 and $2,000 will be paid in Fiscal 2005.
      o A board meeting fee of $1000 for every board meeting attended, payable in stock; in Fiscal 2004, there were three such meetings; no fees are paid for telephonic board meetings
      o     Reimbursement for expenses incurred in attending the board meeting.

         In addition, the chairmen of the audit and compensation committees each received an additional $2,250.

         In Fiscal 2004, an aggregate of $57,500 was paid to the non-employee directors in cash and shares of common stock.

         All of our directors, except Mr. Gilbert, are non-employee directors.

         The fees for the first quarter of Fiscal 2003 together with the fees for Fiscal 2002, which had not previously been paid to the non-employee directors, were deferred by the directors and are evidenced by our promissory notes dated in December 2002. These deferred fees are payable in twenty-four equal monthly installments, which commenced in January 17, 2003. In Fiscal 2004, the non-employee directors received an aggregate of $42,026 pursuant to this payment arrangement.

         Our 2001 Stock Option and Incentive Plan (the "2001 Plan") authorizes the granting of non-statutory stock options to the non-employee directors in such amounts and at such times as may be determined by the board of directors. Pursuant to the 2001 Plan, a non-statutory stock option ("NSO") for 5,000 shares was granted to each of the non-employee directors on February 5, 2004 at an exercise price of $1.29 per share (the fair market value of our shares on the date of grant). Said NSOs vest in three equal installments on August 5, 2004, February 5, 2004 and February 5, 2006, respectively, and terminate on February 4, 2009.

Corporate Governance and Related Matters

Code of Ethics

         For a number of years, we have had, in one form or another, a code of ethics for our employees, officers and directors. During Fiscal 2004, we adopted a revised version of our code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer and other senior financial officers) and employees. In Fiscal 2004, we also adopted a whistleblower policy.

         We make available to the public various corporate governance information on our website (www.iec-electronics.com) under "Investor Relations - Corporate Governance". Information on our website includes our Code of Business Conduct and Ethics, the Audit Committee Charter, and our Whistleblower Policy. Information regarding any amendments to, or waiver from, the Code of Business Conduct and Ethics will also be posted on our website.

Communications with the Board of Directors

         Although we do not have a formal policy regarding communications with the board of directors, stockholders and other parties may communicate directly with the board of directors by addressing communications to:

                        [Name of director(s) or Board of Directors]
                        IEC Electronics Corp.
                        c/o Secretary
                        105 Norton Street
                        Newark, NY 14513

Director Attendance at Annual Meetings

         We typically schedule a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. All but one director attended the 2004 Annual Meeting of Stockholders.

                         EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

         The following table shows for the fiscal years ended September 30, 2004, 2003 and 2002, compensation awarded or paid to, or earned by, (i) our Chief Executive Officer, (ii) each of our other three executive officers who were serving as such at September 30, 2004, and (iii) a former executive officer who left IEC on April 12, 2004 (collectively, the "Named Executive Officers").

                                                        SUMMARY COMPENSATION TABLE

                                                                                                                       All Other
                                                                                                                       ---------
                                      Annual Compensation                 Long-Term Compensation                  Compensation($)(3)
                                      -------------------                 ----------------------                  ------------------

                                                                                 Awards
                                                                                 ------
                                                                               Other Annual   Securities Underlying
Name & Principal Position      Year           Salary($)        Bonus($)(1)        ($)(2)           Options(#)
--------------------------     ----        -----------       ------------       ------------       -----------
W. Barry Gilbert (3)           2004        $   127,577                 --                 --                 --          --
  Chief Executive Officer      2003            118,501             57,500                 --            375,000          --
  & Chairman of the Board      2002             44,846                 --                 --              5,000          --


Brian H. Davis (4)             2004        $   118,538        $    30,000                 --             35,000          --
  Vice President, Chief        2003             55,288              4,000                 --             40,000          --
  Financial Officer &
Controller

Jeffrey T. Schlarbaum (5)      2004        $    70,615        $    30,000                 --            100,000          --
  Vice President of Sales
and
  Marketing

Ann Wood (6)                   2004        $    87,930                  0                 __             25,000          --
Vice President of Operations

Bill R. Anderson (7)           2004        $   152,923        $     1,929                 --                 --      $80,308 (8)
  Former Vice President and    2003            144,399             17,500                 --             60,000          --
  Chief Operating Officer      2002            145,385                 --                 --            100,000          --

(1) For Fiscal 2004, the bonuses to Messrs. Davis and Schlarbaum represent hiring bonuses and the bonus to Mr. Anderson represents a sales bonus. For Fiscal 2003, the bonuses represent incentive awards. For Fiscal 2002, no bonuses were paid to any officer or employee.

(2) None of the Named Executive Officers received personal benefits in excess of the lesser of $50,000 or 10% of such individual's reported salary for Fiscal 2004, 2003 and 2002.

(3) Mr. Gilbert was elected Chief Executive Officer on January 21, 2004, having served as Acting Chief Executive Officer since June 2002. He has been Chairman of the Board since February 2001.

(4) Mr. Davis joined us in March 2003 as Vice President, Chief Financial Officer and Controller.

(5)   Mr. Schlarbaum joined us in May 2004 as Vice President of Sales and
      Marketing.

(6) Ms. Wood was elected Vice President of Operations in May 2004. She joined IEC in 1995 and has served in various positions at IEC, most recently as Director of Manufacturing.

(7) Mr. Anderson resigned as Vice President and Chief Operating Officer as of April 12, 2004.

(8) Represents a severance payment equal to $65,909 paid in Fiscal 2004 and $14,399 payable in Fiscal 2005. See "EXECUTIVE OFFICER COMPENSATION - Employment, Severance and Change in Control Agreements."

Options and Stock Appreciation Rights

         We grant options to our officers and employees under our 2001 Stock Option and Incentive Plan. The following tables show for the fiscal year ended September 30, 2004, certain information regarding options granted to, exercised by and held at year-end by the Named Executive Officers.

                                                   OPTION GRANTS IN FISCAL 2004

                                                                                            Potential Realizable Value
                                                                                            at Assumed Annual Rates
                                                                                            of Stock Price Appreciation
                                            Individual Grants                                 for Option Term (1)
                  -----------------------------------------------------------------------    ---------------------------

                                             Percent of Total
                      Number of Securities  Options Granted to Exercise or
                        Underlying Options  Employees in       Base Price     Expiration
      Name                  Granted (#)      Fiscal 2004(2)    ($/Share)(3)     Date(4)         5% ($)          10% ($)
---------------------        --------         --------         --------        --------        --------        --------
W. Barry Gilbert                   --               --               --              --              --              --

Brian H. Davis                 15,000            7.009%        $   1.12        10/28/10        $ 12,376        $ 28,841
                               20,000            9.346%        $   1.52         5/12/11        $ 11,399        $ 26,564

Jeffrey T. Schlarbaum         100,000           46.729%        $   1.01          5/3/11        $ 41,117        $ 95,820

Ann Wood                       25,000           11.682%        $   1.12         5/12/11        $ 11,399        $ 26,564

Bill R. Anderson                   --               --               --              --              --              --

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on our shares over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the value of our stock price over the term of the options granted in Fiscal 2004. The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the our future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over various periods.

(2) Percentage indicated is based upon a total of 214,000 options granted to employees, including the Named Executive Officers.

(3) The option exercise price per share is 100% of the fair market value of our shares on the date of grant and may be paid in our shares which are owned by the executive officer, in cash, or by a combination of these methods.

(4) Each of the options to Mr. Davis, Mr. Schlarbaum and Ms. Wood vest in four equal annual installments commencing one year from the date of grant.

                                          AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND
                                                FISCAL 2004 YEAR-END OPTION VALUES

                                                                                                            Value of Unexercised
                                                                   Number of Securities Underlying                 In-the-Money
                                                                              Unexercised Options                    Options At
                                                                         At September 30, 2004 (#)       September 30, 2004 ($) (1)
                                                                --------------------------------     -------------------------------

                            Shares Acquired           Value
            Name            on Exercise (#)       Realized ($)  Exercisable       Unexercisable      Exercisable     Unexercisable
---------------------        ----------        ----------        ----------        ----------        ----------        ----------
W. Barry Gilbert                      0                 0           114,000           275,000            64,150                 0

Brian H. Davis                        0                 0            20,000            55,000             9,800             9,800

Jeffrey T. Schlarbaum                 0                 0                 0           100,000                 0                 0

Ann Wood                         15,000        $   18,050            15,065            31,685               282               843

Bill R. Anderson                 50,000        $   23,080                 0                 0                 0                 0

(1) The closing price for our shares as reported in the Over the Counter Bulletin Board on September 30, 2004 was $0.70. Value is calculated on the basis of the difference between the option price and $0.70 multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the shares subject to the option exceeds the option price.

Securities Authorized for Issuance under Equity Compensation Plans

         The following table sets forth information concerning the Company's equity compensation plans as of September 30, 2004.

                                                                                                       Number of securities
                                                                                                       remaining available for
                                                                                                       future issuance under
                              Number of Securities to be               Weighted-average exercise       equity compensation plans
                              issued upon exercise of outstanding      price of outstanding options,   (excluding securities
Plan Category                 options, warrants and rights             warrants and rights             reflected in column (a))
------------------------      ----------------------------------      -----------------------------    -----------------------------

                                               (a)                                (b)                           (c)

Equity compensation plans
approved by security
holders                                     1,102,035                               $0.86                        70,583

Equity compensation plans
not approved by security                        --                                    N/A                           --
holders                                     ----------                            ----------                    ----------

Total                                       1,102,035                               $0.86                        70,583

Employment, Severance and Change in Control Arrangements

         In April 2004, IEC entered into an Offer Letter Agreement with Jeffrey
T. Schlarbaum under which he is employed as Vice President of Sales and Marketing, receiving an initial base annual salary of $170,000, a hiring bonus of $30,000, and an initial grant of 100,000 options. He is also entitled to participate in our employee benefits program. In addition, we will reimburse Mr. Schlarbaum for certain relocation expenses, provide him with an automobile allowance and reimburse him for certain business expenses. The Agreement also contains a provision relating to non-competition. Mr. Schlarbaums's employment with IEC is "at will" and may be terminated by us at any time, with or without cause.

         In March 2003, IEC entered into an Offer Letter Agreement with Brian H. Davis under which he is employed as Chief Financial Officer and Controller, receiving an initial base annual salary of $115,000, a hiring bonus of $30,000 payable after January 1, 2004, and an initial grant of 40,000 options. He is also entitled to participate in our employee benefits program. His employment with IEC is "at will" and may be terminated by us at any time, with or without cause. If we terminate his employment without cause, he will receive his current base salary and health benefits for a period of six months.

         Effective April 12, 2004, Bill R. Anderson resigned as Vice President and Chief Operating Officer. Pursuant to a Letter Severance Agreement between IEC and Mr. Anderson, we will pay Mr. Anderson severance payments in the aggregate amount of $80,308.00 which will be paid in equal weekly installments commencing on April 30, 2004 with the last installment to be paid on Nov. 12, 2004. In addition, the Severance Agreement provides for: the continuation of health insurance through April 30, 2005; the transfer to Mr. Anderson of a life insurance policy owned by IEC on his life in the face amount of $1,000,000, with all premiums after June 30, 2004 to be paid by Mr. Anderson; the removal of restrictive legends on certain stock certificates held by Mr. Anderson; and a loan to Mr. Anderson in the amount of $60,000 to enable him to purchase IEC shares in the open market until May 31, 2004. The Severance Agreement also contains provisions relating to confidentiality and non-competition. Pursuant to the Severance Agreement, on May 12, 2004 we loaned Mr. Anderson $60,000 with interest at the rate of 5% per annun, payable annually. The loan, evidenced by a promissory note, extends until May 12, 2007 or until the earlier sale of the shares purchased with the proceeds from the loan. The note is secured by a pledge of the shares purchased with the loan. By means of this loan, Mr. Anderson purchased an aggregate of 51,300 IEC shares in the open market between May 21, 2004 and May 28, 2004.

         Our 2001 Stock Option and Incentive Plan provides that upon a change in control, unless the board otherwise determines, all outstanding options will immediately become fully vested and exercisable.

Certain Transactions

         Justin L. Vigdor, a director and our Assistant Secretary, is senior counsel to Boylan, Brown, Code, Vigdor & Wilson, LLP, and Martin S. Weingarten, our Corporate Secretary, is of counsel to that firm, which provided legal services to us in Fiscal 2004.

         We have entered into indemnity agreements with certain officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for in those agreements, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as one of our directors, officers or other agents, and otherwise to the fullest extent permitted under Delaware law and our bylaws.

         Any transactions we enter into with our officers, directors, affiliates or controlling stockholders will be on terms no less favorable than could be obtained from unaffiliated third parties, and must be approved by a majority of our directors, including a majority of our independent disinterested directors.

                           CORPORATE PERFORMANCE GRAPH

         The following graph and table show a comparison of cumulative total stockholder return for our common stock, the NASDAQ Market Index and a Peer Group Index for the year indicated as prescribed by SEC rules.

                    COMPARISON OF CUMULATIVE TOTAL RETURN (1)
                          AMONG IEC ELECTRONICS CORP.,
                  NASDAQ MARKET INDEX AND PEER GROUP INDEX (2)

                      9/30/99        9/30/00       9/30/01       9/30/02        9/30/03       9/30/04
Company                100.00          79.76         27.05          3.81          41.90         26.67
NASDAQ                 100.00         133.74         54.58         42.68          65.07         69.07
Peer Index             100.00         210.55         63.58         29.93          62.95         56.16

(1) Assumes $100 invested on September 30, 1999, in our common stock, the NASDAQ Market Index, and our constructed Peer Group Index.

(2) We constructed a Peer Group consisting of Solectron Corp., Sanmina-SCI Corporation, Plexus Corp., and Benchmark Electronics Inc.

The information contained in the above Performance Graph and table shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

                REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

         The compensation committee is comprised of three non-employee directors of our board, Messrs. Beaubien, Moulton and O'Flanagan. Mr. Moulton became a member of the committee in January 2004. The committee is responsible for setting and administering policies governing compensation of executive officers.

         The goals of our compensation policy are (i) to support the attainment of our long and short-term strategic and financial objectives; (ii) to provide a competitive total compensation program that enables us to attract, motivate and retain the key executives needed to accomplish our goals; (iii) to provide variable compensation opportunities that are directly related to our performance; (iv) to align executive compensation with growth in stockholder value; and (v) to recognize and reward executives for their contributions and commitment to our growth and profitability. We believe this policy is generally best accomplished by providing a competitive total compensation package, a significant portion of which is variable and at risk and related to established performance goals.

         To assist us in developing and maintaining a competitive level of compensation, we periodically (most recently in Fiscal 2003) utilize the services of an independent compensation consultant who provides us with an analysis of compensation information for companies similar in size and in our industry.

         Our compensation program for executive officers is comprised of the following key elements: base salary, annual cash incentives and equity based incentives. Salary and annual incentive payments are mainly designed to reward current and past performances. Equity based incentives are primarily designed to provide strong incentives for long-term future performance. The components of the compensation program for executives are described below.

Base Salary

         Base salaries and increases for executive officers, other than for the Chief Executive Officer, are determined by the Chief Executive Officer within the guidelines established by the committee and are based upon the officer's current performance, experience, the scope and complexity of his position and the external competitive marketplace for comparable positions at peer companies. Base salaries are normally reviewed annually. In structuring the compensation package, it has been our policy to emphasize bonuses based upon our performance rather than increases in base salary. Accordingly, the base salaries of the executive officers generally remain below the market median. As a result of our economic and financial difficulties in Fiscal 2002 and in order to restore our financial stability and economic viability, it was necessary for us to reduce our costs, including, among other things, our payroll and compensation. Accordingly, in Fiscal 2002, the salaries of all employees, including executive officers, were reduced by 10%. Such salary reductions continued through all of Fiscal 2003 and Fiscal 2004, except for certain selective salary increases in Fiscal 2004. For the compensation paid to the Named Executive Officers in Fiscal 2004, see "EXECUTIVE OFFICER COMPENSATION - Summary Compensation Table".

Annual Incentive

         No incentive bonuses were paid to any executive officer in Fiscal 2004. In accordance with the terms of their offer letters, each of Mr. Davis and Mr. Schlarbaum received a hiring bonus of $30,000 in Fiscal 2004.

Equity Based Incentives

         The committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Executive officers and other key employees receive grants of stock options pursuant to our 2001 Stock Option and Incentive Plan. Stock option grants are discretionary and reflect the current performance and continuing contribution of the individual to our success. The committee is responsible for determining, subject to the terms of the Plan, the individuals to whom grants should be made, the time of grants and the number of shares subject to each option. Stock options are granted with an exercise price equal to the fair market value of our shares on the day of grant. Any value received by the executive from an option grant depends completely upon increases in the price of our shares. Consequently, the full value of an executive's compensation package cannot be realized unless an appreciation in the price of the shares occurs over a period of years.

         There is no established grant cycle for executive officers; rather, option grants are made on an intermittent basis reflecting a discretionary assessment of future contributions to our longer term growth and the need to provide a competitive retention incentive. For the fiscal year ending September 30, 2004, stock option grants were made to certain Named Executive Officers listed in the Summary Compensation Table and to certain other employees. See "EXECUTIVE OFFICER COMPENSATION - Option Grants in Fiscal 2004".

Chief Executive Officer Compensation

         Effective upon Mr. Gilbert's appointment as Acting Chief Executive Officer on June 6, 2002, the board established his salary at the annual rate of $130,000. In accordance with the salary reductions effective for all employees as of July 12, 2002, Mr. Gilbert's salary was likewise reduced to an annual rate of $118,501. There was no change in Mr. Gilbert's base salary in Fiscal 2003. Upon his election as Chief Executive Officer in January 2004, the board increased Mr. Gilbert's salary to $157,000. At Mr. Gilbert's request, the payment of the full increase was delayed and is being made in two steps - effective February 16, 2004. Mr. Gilbert's salary was restored to his June 6, 2002 annual rate of $130,000 and effective October 16, 2004, Mr. Gilbert's salary was increased to the annual rate of $157,000. Based upon the report from our outside compensation consultant in Fiscal 2003, Mr. Gilbert's salary in Fiscal 2004 was approximately 38% less than the market median.

         No bonuses or stock options were awarded to Mr. Gilbert in Fiscal 2004.

         Mr. Gilbert receives no extra remuneration as a director or as chairman of the board.

Tax Considerations

         Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the Named Executive Officers to $1,000,000 each. However, compensation is exempt from this limit if it qualifies as "performance based compensation." The committee has carefully considered the impact of this tax code provision and our normal practice is to take such action as is necessary to preserve our tax deduction. Our 2001 Stock Option and Incentive Plan complies with the provisions of Section 162(m). Accordingly, any gains realized upon the exercise of stock options granted under the Plan will qualify as "performance-based compensation" and will be fully deductible by us. We believe that all of our compensation expense for Fiscal 2004 will be deductible for federal income tax purposes.

         Although we will continue to consider deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments are not deductible under Section 162(m). It is not expected that the compensation of any executive officer will exceed $1,000,000 in Fiscal 2004.

                                        Compensation Committee:
                                            David J. Beaubien, Chairman
                                            Eben S.Moulton
                                            Dermott O'Flanagan

The information contained in the above Compensation Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

Compensation Committee Interlocks and Insider Participation

         The members of the compensation committee consist of Messrs. Beaubien (Chairman), Moulton and O'Flanagan. Each member is a non-employee director and does not have any direct or indirect material interest in or relationship with us outside of his position as director.

                             AUDIT COMMITTEE REPORT

         Membership and Role of Audit Committee

         The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. The audit committee is comprised of Messers. Rowe, Kidd and O'Flanagan. Mr. O'Flanagan became a member of the committee in January 2004. The Audit Committee operates pursuant to a written charter adopted by the board of directors which was amended and restated in August 2003 and may be found on our public website www.iec-electronics.com under the "Investor Relations-Corporate Governance" section. We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

         Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

         Review of our Audited Financial Statements

         In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

         The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 71 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors' independence.

         The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to our board of directors (and our board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission.

                                            Audit Committee:
                                                James C. Rowe, Chairman
                                                Dermott O'Flanagan
                                                Robert P.B. Kidd

The information contained in the above Audit Committee Report shall not be deemed "soliciting material" or "filed" with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filings.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Rotenberg & Co., LLP has been IEC's public accountant since May 2002 and the audit committee has selected Rotenberg & Co., LLP as our independent auditors for Fiscal 2004.

         The audit committee has determined that the rendering of non-audit services by Rotenberg and Co., LLP is compatible with maintaining the auditor's independence.

         A representative of Rotenberg & Co., LLP is expected to attend the annual meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from stockholders.

         Fees paid to Rotenberg & Co., LLP

         The following table shows the fees that were billed by Rotenberg & Co., LLP for professional services rendered in Fiscal 2004 and Fiscal 2003.

                                         Fiscal 2004       Fiscal 2003
                                            -------        -------
Audit Fees                                  $69,500        $70,000
Audit-Related Fees                              -0-            -0-
Tax Fees                                      8,000          8,000
All Other Fees                                5,200          6,150
                                            -------        -------
     Total Rotenberg & Co., LLP Fees        $82,700        $84,150

         Audit Fees primarily represent amounts billed for the audit of our annual consolidated financial statements for such fiscal years and the reviews of the financial statements included in our Form 10-Q quarterly reports for such fiscal years.

         Tax fees consist of professional services rendered by Rotenberg & Co., LLP primarily in connection with IEC's tax compliance activities and the preparation of federal and state income tax returns.

         All Other Fees primarily include professional fees billed for audit services related to our 401(k) plan.

             PROPOSAL TO AMEND 2001 STOCK OPTION AND INCENTIVE PLAN
                                  (Proposal 2)

Background

         IEC's 2001 Stock Option and Incentive Plan (the "2001 Plan") was adopted by the board of directors in December 2001 and approved by the stockholders in February 2002. In November 2004, the board of directors adopted, subject to stockholder approval, an amendment to the 2001 Plan to increase the number of shares of common stock authorized for issuance under the 2001 Plan from 1,500,000 shares to 2,500,000 shares.

         As of November 18, 2004, there were only 11,206 shares remaining available for issuance under the 2001 Plan. Our stockholders are being asked at this Annual Meeting to approve the increase in the number of shares of common stock authorized for issuance under the 2001 Plan so that we can continue to use the 2001 Plan to achieve IEC's goals.

         Since we believe it is important to link a portion of an employee's compensation to our long-term stock performance, the use of stock options has long been a vital component of IEC's overall compensation package. We believe that equity incentives, such as stock options, provide strong incentives for long-term future performance. In this way, employees' interests are aligned directly with those of other stockholders, because an increase in stock price after the date of award is necessary for employees to realize any value, thus rewarding employees only upon improved stock price performance.

         We believe that stock options, the core of our long-term employee incentive and retention program, have been very effective in enabling us to attract and retain outstanding and highly-skilled individuals in the competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve IEC's goals. Without stock options, IEC would be forced to consider cash replacement alternatives to provide a market - competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future success. These cash replacement alternatives would not be possible for IEC at the present time and would reduce the cash available for other important needs of IEC.

         The number of shares currently available for distribution under the 2001 Plan is not enough to meet our needs in order to provide incentives to current and future employees. We strongly believe that the approval of the amended 2001 Plan is vital to our continued future success and to our ability to attain long-term improved performance and stockholder returns.

Summary of the Amended 2001 Plan

         The following is a general summary of the Amended 2001 Plan and is qualified in its entirety by the full text of the Amended 2001 Plan, which is attached to this Proxy Statement as Appendix A. Capitalized terms not defined herein shall have the same meanings ascribed to such terms in the plan documents.

Purpose

         The purpose of the 2001 Plan is to promote the best interests of IEC and its stockholders by providing eligible participants with an opportunity to acquire or increase a direct proprietary interest in IEC's operations and success. It is intended to enhance our ability to attract and retain highly qualified officers, key employees, non-employee directors (the "Outside Directors") and other persons to advance the interests of IEC by providing such persons with stronger incentives to continue to serve IEC and to expend maximum effort to improve the business results and earnings of IEC.

Administration

         The 2001 Plan is administered by the Compensation Committee (the "Committee"), except for the purposes of making awards to Outside Directors. Awards to Outside Directors can only be made by the entire board of directors. The Committee consists of Outside Directors and is designated by the board of directors. The Committee has full authority to construe and interpret the 2001 Plan and to establish, amend and rescind rules and regulations relating to the 2001 Plan, to select the individuals to whom awards are granted and the number of shares covered by the awards and to set the vesting and other terms and conditions of the awards, and to take any other action necessary for the administration of the 2001 Plan.

         The Committee has the authority to determine whether the payment of any amounts received under any award may be deferred for federal income tax purposes. The Committee may accelerate the vesting of awards. The Committee may delegate to one or more officers who are also directors of IEC the right to grant awards with respect to individuals who are not subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Shares Authorized

         Subject to adjustment as provided in the 2001 Plan (for example, in the event of recapitalization, stock split, stock dividend or similar event), the maximum number of shares of common stock that may be issued under the 2001 Plan, as amended, is 2,500,000 shares, which may be shares of original issuance, treasury shares or a combination thereof. Not more than 2,100,000 shares may be granted subject to incentive stock options. The total number of shares intended to qualify for deduction under Section 162(m) of the Code with respect to any one type of award that may be granted in any calendar year to any covered employee may not exceed 400,000 shares. For purpose of this limit each of: options and SARs; restricted stock; performance stock; and other stock-based awards are considered separate types of awards. A covered employee generally includes the chief executive officer and the next four most highly compensated officers.

         The closing price per share of IEC's common stock on the OTC Bulletin Board on November 18, 2004 was $0.54.

         If any shares of common stock subject to an award under the 2001 Plan or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for the awards will be available for future awards under the

2001 Plan. In addition, if any shares are delivered by a participant as payment to IEC of the purchase price relating to an award (or delivered to pay the participant's tax withholding obligation), then only the number of shares issued net of the shares tendered shall be deemed issued for purposes of determining the maximum number of shares available for granting of future awards under the 2001 Plan.

Eligibility

         Any employee, officer, Outside Director, consultant or independent contractor providing services to IEC or any of its subsidiaries is eligible to receive awards under the 2001 Plan. As of October 28, 2004, there were approximately 164 employees and seven Outside Directors.

Types of Awards

         Awards under the 2001 Plan may be in the form of stock options, stock appreciation rights ("SARs"), unrestricted stock, restricted stock, performance awards, directors' awards, and other awards valued in whole or in part by reference to or otherwise based upon IEC's common stock ("other stock-based awards"). The awards under the 2001 Plan may be granted either alone or in any combination with other types of awards under the 2001 Plan. The terms and features of the various forms of awards under the 2001 Plan are set forth below and are described more fully in the 2001 Plan itself, which is attached as Appendix A.

Stock Options

         A stock option is a right to purchase a specific number of shares of common stock under specific terms, conditions and price. Stock options may either be Incentive Stock Options ("ISOs") or Nonstatutory Stock Options ("NSOs"). ISOs may be granted only to employees of IEC. NSOs may be granted to employees, Outside Directors and consultants or independent contractors providing services to IEC. The Committee determines the exercise price of the shares of common stock covered by each stock option (the "Option Exercise Price"), except that the Option Exercise Price may not be less than 100% of the fair market value of common stock on the date such stock option is granted and except that the Option Exercise Price of an ISO granted to a 10% stockholder may not be less than 110% of the fair market value of the common stock on the date such ISO is granted. The aggregate fair market value (determined at the time an ISO is granted) of the common stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (under all stock option plans of IEC) may not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. The Committee also sets the term of each stock option, which may not be greater than 10 years; however, in the case of an ISO granted to a 10% stockholder, the term of the option may be not more than five years from the date of grant. The Committee determines the vesting schedule and the nature and extent of any restrictions to be imposed on the shares of common stock which may be purchased thereunder. The Committee may accelerate the exercisability of any option at any time.

         To exercise an option, the optionee must deliver written notice of intent to purchase a specific number of shares subject to the option terms. The Option Exercise Price for the shares must be paid in full at the time of exercise. Payment may be made by cash, previously acquired shares of common stock, simultaneous sale through a broker of common stock acquired on exercise, or any combination of the foregoing.

         An option may contain a reload feature. If an optionee pays the Option Exercise Price by tendering shares of common stock, the optionee may receive a reload option for the amount of shares tendered (and, if so provided by the Committee, for shares retained by the Company to satisfy tax withholding obligations). The reload option will have an Option Exercise Price equal to the fair market value of the common stock on the date the common stock was tendered to exercise the option and will be subject to new vesting provisions commencing one year from the date of grant. The remaining terms of the reload option shall be the same as the underlying exercised option, including the original expiration dates. No reload options have been issued under the 2001 Plan.

SARs

         An SAR is a right granted alone ("Freestanding") or in connection with a related option ("Tandem") entitling the holder upon exercise to receive, in cash or shares of common stock, as the Committee shall determine, the appreciation in value of a share of common stock between the date the SAR or related stock option is granted and the date it is exercised. The exercise of a Tandem SAR requires the forfeiture of the right to purchase stock under the related option (and when the stock is purchased under the option, the Tandem SAR is similarly canceled). No SARs have been issued under the 2001 Plan.

Unrestricted Stock and Restricted Stock

         The Committee may also award shares of common stock, which may contain no restrictions ("Unrestricted Stock") or which may be subject to restrictions ("Restricted Stock"). Restricted Stock is subject to vesting based on the passage of time, the achievement by the grantee or the Company of specified performance objectives, or other conditions deemed appropriate by the Committee. The Committee will establish the conditions to vesting and the period of time during which the conditions will apply ("Period of Restriction") at the time of grant. In its discretion, the Committee may shorten or terminate the Period of Restriction or waive any other restrictions applicable to the award. If a participant's employment or service with IEC is terminated during the Period of Restriction, the award will be forfeited unless the Committee, in its discretion, otherwise determines

         Participants holding Restricted Stock may exercise full voting rights with respect to those shares during the Period of Restriction and, subject to the Committee's right to determine otherwise at grant date, will receive regular cash dividends, if any.

         Generally, there is no purchase price associated with Unrestricted Stock or Restricted Stock. No Unrestricted Stock or Restricted Stock has been issued under the 2001 Plan.

Performance Stock

         Awards contingent upon the attainment of certain financial or other objectives within a designated period of time may be granted by the Committee in the form of shares of common stock ("Performance Stock"). The performance objectives to be established in writing by the Committee may be expressed in terms of net income, EBITDA, revenues, sales, expenses, costs, market share, return on net assets, return on assets, return on capital, profit margin, operating revenues, operating expenses, operating income, stock price, return on stockholders' equity, total stockholder return, earnings per share, service performance, or a combination of the foregoing with regard to the Company (on a consolidated basis) or a subsidiary.

         The value of the Performance Stock that is paid to a grantee is dependent upon the extent to which the established objectives are achieved during the designated measurement period. Immediately following the end of such period, IEC must pay any amounts due in cash or common stock or a combination thereof. Performance Stock may be awarded subject to any restrictions the Committee determines.

         No Performance Stock has been issued under the 2001 Plan.

Awards to Outside Directors

         Options

         The 2001 Plan authorizes the granting of NSOs to the Outside Directors in such amounts and at such times as may be determined by the board of directors. It has been the board's practice to grant each Outside Director an option to purchase 5,000 shares at the time of each Annual Meeting of Stockholders. See "ELECTION OF DIRECTORS - Compensation of Directors".

         The Option Exercise Price of each option will be determined by the board but may not be less than 100% of the fair market value of the shares of common stock on the date such options are granted. The term of each option will be fixed by the board at the time of grant but may not be greater than ten years. The board will also determine the vesting schedule of each option. Currently, directors' options have a term of five years and may be exercised in three equal installments - one-third six months from the date of grant, one-third 12 months from the date of grant and one-third 24 months from the date of grant.

         Director Compensation

         The 2001 Plan authorizes awards of common stock for purposes of Outside Director compensation. IEC currently pays each Outside Director an annual retainer, fees for attendance at meetings and such other compensation for services as a director as may be determined from time to time by the board. Such compensation may be paid exclusively in cash, exclusively in stock or a portion in cash and a portion in stock. The board may from time to time require that all or a portion of the Outside Director compensation be paid in stock. Currently, the meeting attendance fee is paid in stock. In addition, pursuant to a resolution adopted by the Board on October 31, 2000, if an Outside Director retires from the Board after having served at least five years as a director, such director will receive one year's annual retainer fee (currently $8,000) in the form of Company stock. See "ELECTION OF DIRECTORS-Compensation of Directors".

Other Awards

         The Committee may grant other awards which may include the payment of stock in lieu of cash (including cash payable under other Company incentive or bonus programs), and the Committee shall establish the terms and conditions of such awards.

Stock Purchase Program

         The board or committee may establish one or more programs under which officers, employees or Outside Directors will be permitted to purchase shares of common stock. The purchase price for shares of stock available under the program and other terms and conditions of such program will be established by the board or committee. The purchase price may not be less than 100% of the fair market value of the stock at the time of purchase (or, in the board's or Committee's discretion, the average stock price over a period determined by the board or Committee).

Elective Share Withholding

         A participant may elect to have shares withheld in an amount required to satisfy the minimum federal, state and local tax withholding requirements upon the exercise of an option or SAR, the vesting of a restricted stock award or any other taxable event. The shares withheld shall have a fair market value not to exceed the estimated tax liability of the participant with respect to the exercise or vesting.

Loans and Guarantees

         Although the 2001 Plan provides that the Committee may, in its discretion, cause IEC to guarantee a loan from a third party to a participant or to make a loan to a participant in an amount sufficient to enable a participant to exercise a stock option and/or any related income taxes incurred upon the exercise of such option, the 2001 Plan also prohibits the Committee from making any such loans or guarantees to its executive officers and Outside Directors. No such loans or guarantees are currently outstanding.

Transferability

         In general, each award under the 2001 Plan is not assignable or transferable other than by will or the laws of descent and distribution. The Committee, in its discretion, may permit NSOs to be transferred to certain family members or to a trust, foundation or any other entity meeting certain ownership requirements.

Forfeitability; Cancellation and Rescission of Awards

         Subject to exceptions for death and disability, an employee and Outside Director will forfeit all unexercised options three months after termination of employment or service unless the Committee determines otherwise. Notwithstanding the foregoing sentence, if an Outside Director's termination of service is on account of retirement from the Board, after having served at least five years as a director, then all of such director's options, to the extent not vested, will vest and all said options may then be exercised until the expiration date of the option. The Committee may cancel, rescind, suspend or otherwise limit or restrict any unexpired award at any time if the participant is not in compliance with all applicable provisions of the award agreement and the 2001 Plan, or if the participate engages in any Detrimental Activity (as defined in the 2001
Plan).

Adjustments for Certain Events

         The Committee will make proportional adjustments to the maximum number of shares of common stock that may be delivered under the Plan and to outstanding awards to reflect stock dividends, stock splits, reverse stock splits, share combinations, recapitalizations, mergers, consolidations, acquisitions of property, stock rights offerings, liquidations or similar events of or by IEC. Subject to the terms of a participant's award agreement, upon the occurrence of a Change in Control (as defined in the 2001 Plan), unless otherwise specifically prohibited: (a) all outstanding options and SARs will immediately become vested and exercisable; (b) any restriction periods and restrictions imposed on Restricted Stock or other stock-based awards will immediately lapse and such stock will immediately become fully vested; and (c) the 100% Performance Goal for all Performance Stock relating to incomplete Performance Periods will be deemed to have been fully achieved.

Amendment of the Plan

         The Board may amend, modify or terminate the 2001 Plan at any time and in any respect, without the approval of the stockholders, except to the extent that stockholder approval is required (a) to permit IEC to deduct compensation resulting from awards from its taxable income under the Code; (b) to retain ISO treatment under the Code; or (c) under the listing requirements of any securities exchange on which the Company's equity securities are listed. The 2001 Plan will terminate on December 11, 2011, which is ten years after the date of its original adoption by the Board.

Federal Income Tax Consequences

         The following is a general summary of the federal income tax consequences related to awards under the 2001 Plan as of the date of this Proxy Statement. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This information may not be applicable to participants of foreign subsidiaries or to participants who are not residents of the United States.

ISOs

         An optionee does not realize income on the grant of an ISO. If an optionee exercises an ISO in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option or within one year from the date of exercise, the optionee will not realize any income by reason of the exercise and the Company will not be allowed a deduction by reason of the grant or exercise. (See the discussion below for the tax consequences of the exercise of an option with stock already owned by the optionee.) Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee's basis in the shares. If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise (an "Early Disposition"), the optionee will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to such income. The excess, if any, of the amount realized on disposition of such shares over the fair market value of the shares on the date of exercise will be long- or short-term gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

         If an optionee disposes of such shares for less than his or her basis in the shares, the difference between the amount realized and such basis will be a long- or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition. The excess of the fair market value of the shares at the time the ISO is exercised over the exercise price for the shares is treated as a tax preference item (the "ISO Preference") unless the optionee makes an Early Disposition of such stock. See "Taxation of Preference Items" below.

Non-Statutory Stock Options

         NSOs do not receive the special tax treatment accorded to ISOs under the Code. Although an optionee does not recognize income at the time of the grant of the option, he or she recognizes ordinary income upon the exercise of a NSO in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the Option Exercise Price. The Company will be entitled to deduct as compensation the amount included in the optionee's gross income as a result of the optionee's exercise of a NSO.

         The excess of the fair market value of the stock on the date of exercise of a non-qualified stock option over the exercise price is not treated as an item of "tax preference" as such term is used in the Code.

Payment in Shares

         If the optionee exercises an option and surrenders stock already owned by him or her ("Old Shares"), the following rules apply:

         1. To the extent the number of shares acquired ("New Shares") exceeds the number of Old Shares exchanged, the optionee will recognize ordinary income on the receipt of such additional shares (provided the option is not an ISO) in an amount equal to the fair market value of such additional shares less any cash paid for them and the Company will be entitled to a deduction in an amount equal to such income. The basis for such additional shares will be equal to the fair market value of such shares (or, in the case of an ISO, the cash, if any, paid for additional shares) on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised.

         2. Except as provided below, to the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered. and the holding period of the New Shares received will include the holding period of the Old Shares surrendered. However, if the optionee exercises an ISO by surrendering Old Shares which were acquired through the exercise of an ISO and if the surrender occurs prior to the expiration of the holding period applicable to ISOs, the surrender will be deemed to be an Early Disposition of the Old Shares. The federal income tax consequences of an Early Disposition are discussed above.

         3. If the Old Shares surrendered were acquired by the optionee by exercise of an ISO, then the exchange will not constitute an Early Disposition of the Old Shares unless the option being exercised is an ISO and the holding period applicable to an ISO has not been met at the time of the surrender.

Stock Appreciation Rights

         The American Jobs Creation Act of 2004 (the "Act"), which was enacted on October 22, 2004, contains a provision severely restricting the flexibility formerly accorded SARs. Under the Act, the recipient of a SAR is taxable (with potential interest and penalty charges as well) on the value of his SAR at the first time the SAR is not subject to a substantial risk of forfeiture.

Taxation of Long-Term Capital Gains

         For capital assets held for more than one year, the maximum rate of tax on net capital gains is 15%. A 5% rate applies to taxpayers in the 10% or 15% ordinary income tax bracket.

Taxation of Preference Items

         Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (1) 26% of the optionee's "alternative minimum taxable income" up to $175,000 ($87,500 in the case of married taxpayers filing separately) and 28% of alternative minimum taxable income in excess of $175,000 ($87,500 in the case of married taxpayers filing separately) over (2) his or her "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's ISO Preference and any other items of tax preference to his or her adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $40,250 for single taxpayers, $58,000 for married taxpayers filing jointly and $29,000 for married taxpayers filing separately.

Other Awards

         For other awards granted under the 2001 Plan that are payable in cash or shares of common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of common stock by the holder of the award. In this case, the Company will be entitled at that time to a deduction for the same amount.

         For an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares of common stock by the holder. In this case, the Company will be entitled at that time to a tax deduction for the same amount.

Special Rules

         Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk or forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Registration with SEC

         If the amendment to the 2001 Plan is approved by the stockholders, pursuant to the Securities Act of 1933, IEC will file a registration statement with the Securities and Exchange Commission covering the additional shares of common stock authorized for issuance under the 2001 Plan.

New Plan Benefits

         Since future awards under the amended 2001 Plan are discretionary, it is impossible to determine who will receive awards and in what amounts in the event the amended 2001 Plan is approved. However, it is anticipated that the Outside Directors will continue to receive stock options for 5,000 shares at each Annual Meeting of Stockholders and will continue to receive a portion of their director compensation in stock. For options granted to the Named Executive officers in Fiscal 2004, see "EXECUTIVE OFFICER COMPENSATION - Option Grants in Fiscal 2004".

Vote Required

         Approval of the amended 2001 Plan requires the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy. Broker non-votes will have no effect. Abstentions are counted; accordingly, an abstention from voting by a stockholder present in person or by proxy at the Annual Meeting has the same legal effect as a vote "against" the proposal.

         Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received in favor of the amended 2001 Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED 2001 PLAN. EACH OF THE DIRECTORS MAY HAVE AN INTEREST AND MAY BENEFIT FROM THE ADOPTION OF THE AMENDED 2001 PLAN, SINCE THEY ARE ELIGIBLE TO RECEIVE AWARDS UNDER THE TERMS OF THE AMENDED 2001 PLAN.

                                  OTHER MATTERS

         The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

                                           By Order of the Board of Directors

                                           Martin S. Weingarten,
                                           Secretary
DATED:   December 10, 2004
         Newark, New York

--------------------------------------------------------------------------------
We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the Fiscal Year ended September 30, 2004 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing. Written requests should be made to: Brian H. Davis, Vice President and Chief Financial Officer, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.
--------------------------------------------------------------------------------

                                                                      Appendix A


                              IEC ELECTRONICS CORP.
                      2001 STOCK OPTION AND INCENTIVE PLAN
                        (As Amended - November 17, 2004)

Article I.  Establishment and Purpose

      1.1 Establishment of the Plan. IEC Electronics Corp., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan, to be known as the IEC Electronics Corp. 2001 Stock Option and Incentive Plan (hereinafter referred to as the "Plan"), as set forth in this document.

      1.2 Purpose of the Plan. The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors, and other persons to advance the interests of the Company by providing such persons with stronger incentives to continue to serve the Company and its subsidiaries (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company. The Plan is intended to accomplish this objective by providing to eligible persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

      1.3 Effective Date. This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that the validity of the Plan and any Award provided hereunder is subject to approval of the Plan at the next stockholders' meeting following its adoption by the Board of Directors. If the stockholders fail to timely approve the Plan, the Plan and any Award that may be issued hereunder shall be null and void.

Article II. Definitions

      Whenever used in the Plan and related documents (including Award Agreements), the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

      2.1 Award means, individually or collectively, a grant under the Plan of any Option, Stock Appreciation Right, Unrestricted Stock, Restricted Stock, Performance Stock, Director Stock or any other type of stock-based award permitted under the Plan.

      2.2 Award Agreement means a written agreement or instrument delivered by or on behalf of the Company setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan, which may (but need not) require the Participant's signature.

      2.3 Base Value of an SAR means the Fair Market Value of a share of Stock on the date the SAR is granted.

      2.4 Beneficial Owner means such term as defined in Rule 13d-3 under the Exchange Act.

      2.5 Board or Board of Directors means the Board of Directors of the Company.

      2.6 Change in Control means:

                  (a) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, excluding the Company or any of its Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either the then outstanding shares of Stock of the Company or the then outstanding voting securities entitled to vote generally in the election of directors; or

                  (b) the date the individuals who constitute the Board as of the date of the adoption of the Plan by the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the members of the Board, provided that any person becoming a director subsequent to the date of the adoption of the Plan by the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for the purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

                  (c) the date of consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets or the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity; provided, however, that a Change in Control shall not occur under this clause (c) if consummation of the transaction would result in at least 51% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 51% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (d) the date the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report of item therein) that a change in control of the Company has or may have occurred, or will or may occur in the future, pursuant to any then existing contract or transaction.

      2.7 Code means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

      2.8 Committee means the committee, as specified in Article III appointed by the Board to administer the Plan.

      2.9 Company means IEC Electronics Corp., a Delaware corporation, or any successor thereto as provided in Article XX herein.

      2.10 Covered Employee means any Participant who would be considered a "covered employee" for purposes of Section 162(m) of the Code.

      2.11 Designated Beneficiary means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts or Stock due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's Estate.

      2.12 Detrimental Activity means the type of activity described in Section
17.1 herein.

      2.13 Director Stock means an Award of Stock to an Outside Director described in Section 7.2 herein.

      2.14 Disability means a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job responsibilities which such Participant held or the duties to which such Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.

      2.15 Eligible Person means any employee, officer or director (including any Outside Director) of the Company and its Subsidiaries and any consultant or independent contractor providing services to the Company or any Subsidiary whom the Committee deems to be an Eligible Person.

      2.16 Employee means an individual who is paid on the payroll of the Company or of one of the Company's Subsidiaries, and is classified on the Company's human resource payroll system as a regular full-time or regular part-time employee.

      2.17 Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.18 Exercise Period means the period during which an Option or SAR is exercisable as set forth in the related Award Agreement.

      2.19 Fair Market Value means the value of a share of Stock, determined as follows: if on the determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the closing price on the principal such exchange or market if there is more than one such exchange or market) on the determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading date), or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith.

      2.20 Family Member means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, or sibling, including adoptive relationships, a trust in which these persons have more than fifty (50) percent of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than fifty (50) percent of the voting interests.

      2.21 Freestanding SAR means an SAR that is not a Tandem SAR.

      2.22 Incentive Stock Options or ISO means an option to purchase Stock, granted under Article VI of the Plan, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code or any successor provision.

      2.23 Nonstatutory Stock Option or NSO means an option to purchase Stock, granted under Article VI of the Plan, which is not intended to be an incentive stock option under Section 422 of the Code.

      2.24 Option means an option to purchase one or more shares of Stock pursuant to the Plan and may be designated as an Incentive Stock Option, a Nonstatutory Stock Option, a Reload Option or an Outside Director Option.

      2.25 Option Exercise Price means the price at which the shares of Stock covered by a particular Option may be purchased by a Participant, as determined by the Committee or Board and set forth in the Option Award Agreement.

      2.26 Other Stock-Based Award means any Award granted under Article XI of the Plan.

      2.27 Outside Director means a member of the Board who is not an officer or employee of the Company.

      2.28 Outside Director Option means an NSO granted under Section 7.1 of the Plan to an Outside Director.

      2.29 Participant means an Eligible Person designated to be granted an Award under the Plan.

      2.30 Performance Stock means an Award described in Article X of the Plan.

      2.31 Period of Restriction means that period of time determined by the Committee during which the transfer of shares of Restricted Stock is limited in some way and such shares are subject to forfeiture.

      2.32 Person means any individual, corporation, partnership, association or trust.

      2.33 Plan means the IEC Electronics Corp. 2001 Stock Option and Incentive Plan.

      2.34 Reload Option means an additional Option described in Section 6.6 herein.

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

      2.35 Reporting Person means a person required to file reports under
Section 16(a) of the Exchange Act or any successor statute.

      2.36 Restricted Stock means an Award described in Article IX herein.

      2.37 Retirement means termination of employment with the Company if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Company, provided that the Participant does not continue in the employment of the Company.

      2.38 Securities Act means the Securities Act of 1933, as amended.

      2.39 Stock means the common stock, $.01 par value, of the Company.

      2.40 Stock Appreciation Right or SAR means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article VIII herein. Each SAR shall be denominated in terms of one share of Stock.

      2.41 Subsidiary means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

      2.42 Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase Stock under the related Option (and when Stock is purchased under the Option, the Tandem SAR shall be similarly canceled).

      2.43 Ten-Percent Stockholder means an Employee who owns stock of the Company possessing more than 10% percent of the total combined voting power of all classes of stock of the Company at the time an ISO is granted.

      2.44 Termination of Employment means the date on which an individual is for any reason no longer employed by the Company or any of its Subsidiaries.

      2.45 Termination of Service means the date on which an Outside Director's service as a director ceases for any reason.

      2.46 Unrestricted Stock means an Award of Stock not subject to restrictions described in Article IX herein.

Article III.  Administration of the Plan

      3.1 The Committee. The Plan shall be administered by the Compensation Committee or such other committee (the "Committee") as the Board shall select. The Committee shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation and as an "outside director" within the meaning of Section 162(m) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

      3.2 Authority of the Committee. The Committee shall have full power and authority, except as limited by law, the Articles of Incorporation or the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Stock to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Stock, other securities, other Awards, other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, stock, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; or other property, or canceled, forfeited or suspended; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

      3.3 Awards to Outside Directors. With respect to Awards to Outside Directors pursuant to Article VII, the Committee's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Awards so granted, to interpret the Award Agreements evidencing such Awards, to maintain appropriate records and reports regarding such Awards, and to take all acts authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof. Awards provided for in Article VII shall be made by the Board.

      3.4 Delegation. The Committee may delegate to one or more officers of the Company, but only to the extent such officer or officers are also members of the Board of Directors of the Company, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act. The Committee shall not delegate its powers and duties under the Plan in any manner that would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

      3.5 Delivery of Stock by Company; Restrictions on Stock. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Stock or benefits under the Plan unless such delivery would comply with all applicable laws (including, without limitation, the Securities Act) and applicable requirements of any securities exchange or similar entity and unless the Participant's tax obligations have been satisfied as set forth in Article XV.

      The Committee may impose such restrictions on any Stock acquired pursuant to Awards under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable federal securities laws, with the requirements of any stock exchange or market upon which such Stock is then listed and/or traded and with any blue sky or state securities laws applicable to such Stock.

      3.6 Decisions Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award, any employee of the Company or any Subsidiary, and all other persons having any interest therein.

      3.7 No Liability; Indemnification. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee and the Board for all costs and expenses and, to the fullest extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

      3.8 Costs. The Company shall pay all costs of administration of the Plan.

Article IV.  Stock Subject to the Plan

      4.1 Number of Shares. Subject to Section 4.2 herein, the total number of shares of Stock available for Awards under the Plan shall be 2,500,000. Shares of Stock underlying lapsed or forfeited Awards, or Awards that are not paid in Stock, may be reused for other Awards. If the purchase price relating to an Award is satisfied by tendering Stock, only the number of shares issued net of the shares tendered shall be deemed issued under the Plan. Stock granted pursuant to the Plan may be (i) authorized but unissued shares of common stock or (ii) treasury stock.

      4.2 Adjustments in Authorized Stock and Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities of the Company or other similar corporate transaction or event affecting the Stock would be reasonably likely to result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, the availability of any "reload" Option rights, if any, contained in any Option Award, and any Change in Control or similar provisions of any Award), the Committee, in its sole discretion, shall, in such manner as it shall deem equitable or appropriate in order to prevent such diminution or enlargement of any such benefits or potential benefits, adjust any or all of (i) the number and type of shares of Stock (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of shares of Stock (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of shares of Stock covered by any Award or to which such Award relates shall always be a whole number. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

      4.3 Award Limitations. Subject to Section 4.2 above, (i) the total number of shares of Stock with respect to which Options or SARs may be granted in any calendar year to any Covered Employee shall not exceed 400,000 shares; (ii) the total number of shares of Restricted Stock that may be granted in any calendar year to any Covered Employee shall not exceed 400,000 shares; (iii) the total number of shares of Performance Stock that may be granted in any calendar year to any Covered Employee shall not exceed 400,000 shares; and (iv) the total number of shares of Stock that are intended to qualify for deduction under
Section 162(m) of the Code granted pursuant to Article XI herein in any calendar year to any Covered Employee shall not exceed 400,000 shares.

      4.4 Incentive Stock Options. Notwithstanding the foregoing, the number of shares of Stock available for granting Incentive Stock Options under the Plan shall not exceed 2,100,000, subject to adjustment as provided in Section 4.2 of the Plan and Section 422 or 424 of the Code or any successor provision.

Article V. Eligibility and Participation

      5.1 Eligibility. Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Subsidiary, shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option may be granted only to full-time or part-time employees (which term as used herein included, without limitation, officers and directors who are also employees).

      5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Persons those to whom Awards shall be granted.

Article VI.  Stock Options

      6.1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Person, except an Outside Director, at any time and from time to time, as shall be determined by the Committee.

      The Committee shall have complete discretion in determining the number of shares of Stock subject to Options granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options. The Committee may grant ISOs, NSOs or a combination thereof. Notwithstanding the foregoing, no Eligible Person shall be granted an ISO which would result in such person receiving a grant of ISOs for Stock that would have an aggregate fair market value in excess of $100,000, or such other amount specified in Section 422(d) of the Code, determined as of the time that the ISO is granted, that would be exercisable for the first time by such person during any calendar year.

      6.2 Option Award Agreement. Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Exercise Price, the term of the Option, the number of shares of Stock to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control and any Reload Options. The Option Award Agreement shall also specify whether the Option is intended to be an ISO or NSO.

      6.3 Option Exercise Price. The Option Exercise Price shall not be less than 100% of the Fair Market Value of the Stock on the date of grant (110% in the case of an ISO granted to a Ten-Percent Stockholder).

      6.4 Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but, in no event, shall any Option have a term of more than ten years (five years in the case of an ISO granted to a Ten-Percent Stockholder). The Committee may, subsequent to the grant of any Option, extend the term thereof, but, in no event, shall the term as so extended exceed the maximum term provided for in the preceding sentence.

      6.5 Exercise of and Payment for Options. Options granted under the Plan shall be exercisable in such amounts and at such time and shall be subject to such restrictions and conditions as the Committee shall in each instance approve. The Committee may accelerate the exercisability of any Option or any portion thereof at any time.

      A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by provision for full payment of the Stock.

      The Option Exercise Price shall be payable: (i) in cash or its equivalent,
(ii) by tendering (by actual delivery of shares or by attestation) previously acquired Stock (owned for at least six months) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, (iii) by broker-assisted cashless exercise or (iv) by a combination of (i), (ii) and/or
(iii).

      Stock received upon exercise of an Option may be granted subject to any restrictions deemed appropriate by the Committee.

      6.6 Reload Options. The Committee may provide in an Award Agreement that a Participant who exercises all or any portion of an Option with Stock which has a Fair Market Value equal to not less than 100% of the Option Exercise Price for such Option shall be granted, subject to Article IV, an additional option ("Reload Option") for a number of shares of Stock equal to the sum ("Reload Number") of the number of shares of Stock tendered in payment of the Option Exercise Price for the Options plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Options to satisfy any federal, state or local tax withholding requirements.

      Reload Options shall be subject to the following terms and conditions:

      (i) the grant date for each Reload Option shall be the date of exercise of the Option to which it relates;

      (ii) subject to (iii) below, the Reload Option, upon vesting, may be exercised at any time during the unexpired term of the Option to which it relates (subject to earlier termination thereof as provided in the Plan and in the applicable Award Agreement); and

      (iii) the terms of the Reload Option shall be the same as the terms of the Option to which it relates, except that (a) the Option Exercise Price shall be the Fair Market Value of the Stock on the grant date of the Reload Option and
(b) the Reload Option shall be subject to new vesting provisions, commencing one
(1) year after the grant date of the Reload Option and vesting upon the same schedule as the Option to which it relates.

      Reload Options may not be granted to Participants who exercise Options after a Termination of Employment.

      6.7 Termination. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee (subject to applicable law), shall be included in the Option Award Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination.

      To the extent the Option Agreement does not set forth termination provisions, the provisions of Article XVI shall control

      6.8 Transferability of Options. Except as otherwise determined by the Committee, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, and no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. ISOs are not transferable other than by will or by the laws of descent and distribution.

      The Committee shall have the authority, in its discretion, to grant (or to sanction by way of amendment to an existing Award) Nonstatutory Stock Options which may be transferred by the Participant during his lifetime to any Family Member. A transfer of an Option pursuant hereto may only be effected by the Company at the written request of a Participant and shall become effective only when recorded in the Company's record of outstanding Options. In the event an Option is transferred as contemplated herein, any Reload Options associated with such transferred Option shall terminate, and such transferred Option may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. Otherwise, a transferred Option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if no transfer had taken place.

Article VII.  Awards to Outside Directors

      7.1 Outside Director Options.

            7.1.1 Grant of Options. Subject to the terms and conditions of the Plan, Nonstatutory Stock Options may be granted to an Outside Director at any time and from time to time, as shall be determined by the Board.

            The Board shall have complete discretion in determining the number of shares of Stock subject to Outside Director Options granted to each Outside Director (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Outside Director Options.

            7.1.2 Option Award Agreement. Each Outside Director Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Exercise Price, the term of the Option (which shall not be greater than ten (10 years), the number of shares of Stock to which the Option pertains, the Exercise Period and such other provisions as the Board shall determine, including, but not limited to, special provisions relating to a change of control.

            7.1.3 Option Exercise Price. The Option Exercise Price shall not be shall not be less than 100% of the Fair Market Value of the Stock on the date of grant.

            7.1.4 Option Term. The term of each Option shall be fixed by the Board at the time of grant, but, in no event, shall an Option have a term of more than ten years. The Board may, subsequent to the grant of any Option, extend the term thereof, but, in no event, shall the term as so extended exceed the maximum term provided for in the proceeding section.

            7.1.5 Exercise of and Payment for Options. Outside Director Options granted under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, as the Board shall in each instance approve.

            An Outside Director may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by provision for full payment of the Stock.

            The Option Exercise Price shall be payable: (i) in cash or its equivalent, (ii) by tendering (by actual delivery of shares or by attestation) previously acquired Stock (owned for at least six months) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price, (iii) by broker-assisted cashless exercise or (iv) by a combination of
(i), (ii) and/or (iii).

            Stock received upon exercise of an Outside Director Option may be granted pursuant to any restrictions deemed appropriate by the Board.

            7.1.6 Termination. Each Option Award Agreement shall set forth the extent to which the Outside Director shall have the right to exercise the Option following termination of the Outside Director's service with the Company. Such provisions shall be determined in the sole discretion of the Board (subject to applicable law), shall be included in the Option Award Agreement entered into with the Outside Director, need not be uniform among all Options granted to Outside Directors pursuant to the Plan and may reflect distinctions based on the reasons for termination.

            To the extent the Option Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.

            7.1.7 Transferability of Options. Except as otherwise determined by the Board, all Options granted to an Outside Director under the Plan shall be exercisable during his or her lifetime only by such Outside Director, and no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

            The Board shall have the authority, in its discretion, to grant (or to sanction by way of amendment to an existing Award) Outside Director Options, which may be transferred by the Outside Director during his or her lifetime to any Family Member. A transfer of an Option pursuant hereto may only by effected by the Company at the written request of an Outside Director and shall become effective only when recorded in the Company's record of outstanding Options. A transferred Option shall continue to be governed by and subject to the terms and limitations of the Plan and the relevant Award Agreement, and the transferee shall be entitled to the same rights as the Outside Director, as if no transfer had taken place.

7.2      Director Stock.

            7.2.1 Director Compensation. The Company intends to pay each Outside Director (a) an annual retainer, payable in quarterly installments or in any other manner (determined without regard to the Plan) (the "Retainer"), (b) fees for attendance at meetings of the Board of Directors and/or committees thereof (determined without regard to the Plan) ("Meeting Fees"), and (c) such other compensation for services as a director ("Other Compensation") as may be determined from time to time by the Board. The Retainer, the Meetings Fees, and the Other Compensation (collectively, "Director Compensation") shall be in such amounts as may be set from time to time by the Board.

            7.2.2 Director Compensation Payable in Cash or Stock. Except as the Board may otherwise determine, each Outside Director shall be entitled to receive any component of his or her Director Compensation exclusively in cash, exclusively in stock ("Director Stock") or any portion in cash and any portion in Director Stock. The Board may from time to time require that all or a portion of the Director Compensation be paid in Director Stock. To the extent not otherwise prescribed by the Board, each Director shall be given the opportunity, during the month the Director first becomes a Director and during the last month of each quarter thereafter, to elect among the three choices for the remainder of the quarter (in the case of the election made when the Director first becomes a Director) and for the following quarter (in the case of any subsequent election). If the Director chooses to receive at least some of his or her Director Compensation in Director Stock, the election shall also indicate the percentage of each component of the Director Compensation to be paid in Director Stock. If a Director makes no election during his or her first opportunity to make an election, the Director shall be assumed to have elected to receive his or her entire Director Compensation in cash. If a Director makes no election during any succeeding election month, the Director shall be assumed to have remade the election then currently in effect for that Director. An election by a Director to receive a portion of his or her Director Compensation in Director Stock shall either (i) be approved by (a) the Committee or (b) the Board or (ii) provide that Director Stock received by the Director pursuant to such election shall be held by the Director for a period of at least six months.

            7.2.3 Payment in Director Stock. Except as may otherwise be determined by the Board, issuances of Director Stock in payment of Director Compensation for a particular quarter shall be made as of the first trading day after the end of such calendar quarter. The number of shares of Stock to be issued to a Director as of the relevant trading date shall equal:

            [% multiplied by C] divided by P

            WHERE:

            % = the percentage of the Director's Compensation that the Director is required and/or has elected to receive in the form of Director Stock, expressed as a decimal;

            C = the cash amount that otherwise would have been paid as Director Compensation to the Director for the calendar quarter; and

            P = the Fair Market Value of one share of Stock on the trading date

            For Director Compensation not paid in quarterly installments, the Board shall determine the relevant date of issuance for the shares of Stock to be issued to a Director.

                  Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

Article VIII.  Stock Appreciation Rights

      8.1 Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Person at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs. A stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over
(ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one share of Stock on the date of grant of the Stock Appreciation Right.

      The Committee shall have complete discretion in determining the number of SARs granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

      8.2 SAR Award Agreement. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR, the Exercise Period, the methods of exercise, and such other conditions or restrictions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control.

      8.3 Exercise and Payment of SARs. Tandem SARs may be exercised for all or part of the Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable.

      Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Exercise Price of the underlying ISO and the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised; (iii) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Exercise Price of the ISO; and (iv) the Tandem SAR may be transferred only when the underlying ISO is transferable, and under the same circumstances.

      Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      A Participant may exercise an SAR at any time during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of: (a) the excess of (i) the Fair Market Value of a share of Stock on the date of exercise of (ii) the Base Value multiplied by: (b) the number of shares of Stock with respect to which the SAR is exercised.

      At the sole discretion of the Committee, the payment to the Participant upon SAR exercise may be in cash, the shares of Stock of equivalent value or in some combination thereof.

      8.4 Termination. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Award Agreement entered into with Participants and may reflect distinctions based on the reasons for termination.

      To the extent the SAR Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.

      8.5 Transferability of SARs. Except as otherwise determined by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative, and no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article IX.  Unrestricted Stock and Restricted Stock

      9.1 Grant of Unrestricted Stock. Subject to the terms and conditions of the Plan, Unrestricted Stock and/or Restricted Stock may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee.

      The Committee shall have complete discretion in determining the number of shares of Unrestricted Stock and/or Restricted Stock granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards. Restricted Stock shall be subject to such restrictions as may be determined by the Committee and set forth in the Award Agreement.

      9.2 Period of Restriction. Restricted Stock shall be subject to a Period of Restriction (after which restrictions will lapse), which shall mean a period commencing on the date the Restricted Stock is granted and ending on such date as the Committee shall determine. The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

      9.3 Unrestricted Stock and Restricted Stock Award Agreement. Each grant of Unrestricted Stock and/or Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Unrestricted Stock and/or Restricted Stock granted, the Period or Periods of Restriction (if applicable), and such other provisions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control.

      9.4 Transferability. Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement. During the applicable Period of Restriction, all rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or his or her legal representative.

      9.5 Certificates. No certificates representing Stock shall be delivered to a Participant until such time as all restrictions applicable to such shares have been satisfied.

      9.6 Removal of Restrictions. Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. However, the Committee, in its sole discretion, shall have the right to immediately vest the Stock and waive all or part of the restrictions and conditions with regard to all or part of the Stock held by any Participant at any time. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate.

      9.7 Voting Rights. During the Period of Restriction, Participants may exercise full voting rights with respect to the Restricted Stock.

      9.8 Dividends and Other Distributions. Subject to the Committee's right to determine otherwise at the time of grant, during the Period of Restriction, Participants shall receive all regular cash dividends paid with respect to the Restricted Stock while they are so held. All other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and shall be paid to the Participant promptly after the full vesting of the Restricted Stock with respect to which such distributions were made.

      9.9 Termination. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive Restricted Stock payment following termination of the Participant's employment or service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination.

      To the extent the Restricted Stock Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.

Article X.  Performance Stock

      10.1 Grant of Performance Stock. Subject to the terms and conditions of the Plan, Performance Stock may be granted to an Eligible Person at any time and from time to time, as shall be determined by the Committee.

      The Committee shall have complete discretion in determining the number of shares of Performance Stock granted to each Eligible Person (subject to Article IV herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Awards.

      10.2 Performance Stock Award Agreement. Each grant of shares of Performance Stock shall be evidenced by a Performance Stock Award Agreement that shall specify the number of shares of Performance Stock granted, the Performance Period, the Performance Goals and such other provisions as the Committee shall determine, including, but not limited to, special provisions relating to a change in control.

      10.3 Value of Performance Stock. The value of a share of Performance Stock shall be equal to the Fair Market Value of the Stock. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Stock that will be paid to the Participants.

      10.4 Performance Period. The Performance Period for Performance Stock is the period over which the Performance Goals are measured. The Performance Period is set by the Committee for each Award; however, in no event shall an Award have a Performance Period of less than one year.

      10.5 Performance Goals. For each Award of Performance Stock, the Committee shall establish performance objectives ("Performance Goals") for the Company, its Subsidiaries, and/or divisions of any of foregoing, based on the Performance Criteria and other factors set forth in (a) and (b) below. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of shares of Performance Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 10.7. All Performance Stock which may not be converted under the Performance Goals or which are reduced by the Committee or which may not be converted for any other reason after the end of the Performance Period shall be cancelled at the time they would otherwise be distributable. When the Committee desires an Award to qualify under Section 162(m) of the Code, as amended, the Committee shall establish the Performance Goals for the respective Performance Stock prior or within 90 days of the beginning of the service relating to such Performance Goal, and not later than after 25% of such period of service has elapsed. For all other Awards, the Performance Goals must be established before the end of the respective Performance Period.

      (a) The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof:

            (1) Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, EBITDA (earnings before income taxes, depreciation and amortization), revenues, sales, expenses, costs, market share, return on net assets, return on assets, return on capital, profit margin, operating revenues, operating expenses, and/or operating income.

            (2) Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Such service performance may be based upon measured customer perceptions of service quality.

            (3) The Company's Stock price, return on stockholders' equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per share.

      (b) Except to the extent otherwise provided by the Committee in full or in part, if any of the following events occur during a Performance Period and would directly affect the determination of whether or the extent to which Performance Goals are met, the effects of such events shall be disregarded in any such computation: changes in accounting principles; extraordinary items; changes in tax laws affecting net income; and natural disasters, including floods, hurricanes, and earthquakes. No such adjustment shall be made to the extent such adjustment would cause the Performance Stock to fail to satisfy the performance based exemption of Section 162(m) of the Code.

      10.6 Earning of Performance Stock. After the applicable Performance Period has ended, the Participant shall be entitled to receive a payout with respect to the Performance Stock earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

      10.7 Form and Timing of Payment of Performance Stock. Payment of earned Performance Stock shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Stock in cash or in Stock (or in a combination thereof), which has an aggregate Fair Market Value equal to the value of the earned Performance Stock at the close of the applicable Performance Period. Such Stock may be granted subject to any restrictions deemed appropriate by the Committee.

      10.8 Termination. Each Performance Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Stock payment following termination of the Participant's employment or service with the Company and its Subsidiaries during a Performance Period. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all grants of Performance Stock or among Participants and may reflect distinctions based on reasons for termination.

      To the extent the Performance Stock Award Agreement does not set forth termination provisions, the provisions of Article XVI shall control.

      10.9 Transferability. Except as otherwise determined by the Committee, a Participant's rights with respect to Performance Stock granted under the Plan shall be available during the Participant's lifetime only to such Participant or the Participant's legal representative and Performance Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article XI. Other Stock-Based Awards

      The Committee shall have the right to grant to Eligible Persons such other Stock-Based Awards which may include, without limitation, the payment of Stock in lieu of cash and the payment of Stock in lieu of cash under other Company incentive or bonus programs as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards.

Article XII.  Stock Purchase Program

      12.1 Establishment of Program.

      Subject to the terms of the Plan and compliance with applicable law, the Board or Committee may, from time to time, establish one or more programs under which Eligible Persons will be permitted to purchase shares of Stock under the Plan, and shall designate the Eligible Persons to participate under Stock purchase programs. The purchase price for shares of Stock available under such programs, and other terms and conditions of such programs shall be established by the Board or Committee. The purchase price may not be less than 100% of the Fair Market Value of the Stock at the time of purchase (or in the Board's or Committee's discretion, the average Stock value over a period determined by the Board or Committee), and further provided that the purchase price may not be less than par value.

      12.2 Restrictions.

      The Board or Committee may impose such restrictions with respect to shares of Stock purchased under this Article XII as the Board or Committee determines to be appropriate. Such restrictions may include, without limitation, restrictions of the type that may be imposed with respect to Restricted Stock under Article IX.

Article XIII.  Deferrals

      The Committee may, in its sole discretion, permit a Participant to defer the Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant under the Plan. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article XIV.  Rights of Participants

      14.1 No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

      14.2 Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

      14.3 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

      14.4 No Right to Employment, etc. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as a consultant, or as giving an Outside Director the right to continue as a director, of the Company or any Subsidiary. In addition, the Company or Subsidiary may at any time dismiss a Participant from employment, or as a consultant, or terminate the term of an Outside Director, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

      14.5 Limitation of Implied Rights. Neither a Participant nor any other Person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any Person.

      14.6 No Right as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

      14.7 Waiver. Each Participant, by acceptance of an Award, waives all rights to specific performance or injunctive or other equitable relief and acknowledges that he or she has an adequate remedy at law in the form of damages.

Article XV.  Payment for Awards and Withholding

      15.1 Payment for Awards. In the event a Participant elects to pay the Option Exercise Price or make payment for any other Award through tender of previously acquired Stock, (i) only a whole number of share(s) of Stock (and not fractional shares of Stock) may be tendered in payment, (ii) such Participant must present evidence acceptable to the Company that he or she has owned any such shares of Stock tendered in payment (and that such shares of Stock tendered have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise and (iii) Stock must be tendered to the Company, either by actual delivery of the shares or by attestation. When payment is made by tender of Stock, the difference, if any, between the aggregate amount payable and the Fair Market Value of the share(s) of Stock tendered in payment (plus any applicable taxes) shall be paid by check. No Participant may tender shares of Stock having a Fair Market Value exceeding the aggregate Option Exercise Price or other payment due.

      15.2 Loans and Guarantees. Except as prohibited by Sec. 4.02 of the Sarbanes-Oxley Act of 2002 and Sec. 13(k) of the Exchange Act, the Committee may, in its discretion, cause the Company to guarantee a loan from a third party to the Participant or to make a loan to the Participant in an amount equal to all or any portion of the Option Exercise Price and/or any related income taxes. Any such guarantee or loan by the Company pursuant to this section shall be upon the following terms and conditions:

            15.2.1 Term of Loan. Each loan or guarantee will extend for a period of not more than five (5) years.

            15.2.2 Promissory Note. Each loan will be evidenced by a promissory note given by the Participant and for which the Participant shall have full personal liability. Each such note shall bear interest at such rate per annum as determined by the Committee, which interest shall be not less than the rate in effect for the Company's senior indebtedness to a financial institution and shall be payable at such times as determined by the Committee but at least no less frequently than annually. Payments of principal, or installments thereof, need not be required by the terms of the notes, but may be required thereby if so determined by the Committee. Principal and interest may be prepaid in whole or in part, from time to time, without penalty. Each such note shall in all events become due and payable without demand on the fifth anniversary of the date of the note, or upon the Participant's failure to pay any installment of principal and interest when due or within 30 days thereafter, or immediately upon the insolvency or bankruptcy of the Participant, or within 30 days from the date of termination of the Participant's employment or directorship or office for whatever cause, excepting only death, Disability and Retirement. In the event of the death of a Participant, such note shall become due and payable without demand 9 months from the date of such death. In the event of the Disability or Retirement of a Participant such note shall become due and payable without demand 3 months from the date of such permanent disability or approved retirement.

            15.2.3 Pledge of Stock. Each note or guaranty will be secured by a pledge of the shares of Stock purchased with the proceeds of the loan which shall be deposited with the Company. Dividends paid on shares subject to the pledge shall be first applied against interest charges due upon the bank loan, or the note secured, with any balance applied to reduce the principal thereof. Regardless of any other provision of this Plan, shares pledged to secure the guarantee or note may not be withdrawn from the pledge unless the proportionate amount of the guaranteed bank loan or the note secured thereby shall be immediately repaid.

            15.2.4 Other Terms and Conditions. All such notes, guaranty and pledges may contain such further terms and conditions consistent with this Plan, including provisions for additional collateral security, as may be determined by the Committee. from time to time.

            15.2.5 Approval by Stockholders. Approval and adoption of this Plan by the stockholders of the Company shall constitute full and complete authorization for any guaranty, loan, or interest reimbursement made to or on behalf of Participant hereunder.

            15.2.6 Loans to Outside Directors and Consultants. Notwithstanding anything contained herein to the contrary, each note or guaranty representing a loan or guaranty to a Non-Employee Director or Consultant shall be secured by a pledge of shares equal to twice their maximum loan value as defined in Federal Reserve Regulation U (12 CFR Part 221) or by such other or additional collateral security as the Committee deems appropriate and in the best interests of the Company.

            15.2.7 Prohibition of Loans to Officers and Directors. Pursuant to Sec. 402 of the Sarbanes-Oxley Act of 2002 and Sec. 13(k) of the Exchange Act, the Company is prohibited, directly or indirectly, from extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

      15.3 Notification under Section 83(b). If a Participant shall, in connection with the exercise of any Option, or the grant of any share of Restricted Stock, make the election permitted under Section 83(b) of the code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of
Section 83(b) of the Code.

      15.4 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount (including any Stock withheld as provided below) sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to an Award made under the Plan.

      15.5 Stock Withholding. With respect to tax withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by tendering Stock held by the Participant (by actual delivery of the shares or by attestation) or by having the Company withhold Stock having a Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.

Article XVI.  Termination of Employment/Service

      16.1 Options to Employees and Officers. If a Participant who is an Employee or officer has a Termination of Employment, then, unless otherwise provided by the Committee or in the Award Agreement, the following provisions shall apply;

            16.1.1 Death. If the Participant's Termination of Employment is on account of death, then unvested options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Employment.

            16.1.2 Retirement. If the Participant's Termination of Employment is on account of Retirement, then unvested options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) three months after the date of such Termination of Employment.

            16.1.3 Disability. If the Participant's Termination of Employment is on account of Disability, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Employment.

            16.1.4 Cause. If the Participant's Termination of Employment is on account of cause, all outstanding Options, vested and unvested, shall terminate and be forfeited on the date of such Termination of Employment.

            16.1.5 Other Reasons. If the Participant's termination of Employment is for any reason other than those enumerated in Sections 16.1.1 through 16.1.4, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Employment, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) three months after the date of such Termination of Employment.

            16.1.6 Death after Termination of Employment. If (a) the Participant's Termination of Employment is for any reason other than death and
(b) the Participant dies after such Termination of Employment but before the date the Options must be exercised as set forth in the preceding subsections, unvested Options shall be forfeited, and any Options, to the extent they are vested on the date of the Participant's death, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earliest to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of death.

            Reload Options may not be granted after a Termination of Employment.

      16.2 Options to Outside Directors. If a Participant who is an Outside Director has a Termination of Service, then, unless otherwise provided by the Committee or in the Award Agreement, the following provisions shall apply:

            16.2.1 Death. If the Participant's Termination of Service is on account of death, then unvested options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Service, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Service.

            16.2.2 Disability. If the Participant's Termination of Service is on account of Disability, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Service, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of such Termination of Service.

            16.2.3 Retirement After Five Years of Service. If the Participant's Termination of Service is on account of retirement from the Board, after having served at least five (5) years as a director, then all outstanding Options, to the extent not vested, shall vest, and all outstanding Options may be exercised, in whole or in part, by the Participant at any time on or before the Expiration Date of the Option.

            16.2.4 Cause. If the Participant's Termination of Service is on account of cause, all outstanding Options, vested and unvested, shall terminate and be forfeited on the date of such Termination of Service.

            16.2.5 Other Reasons. If the Participant's Termination of Service is for any reason other than those enumerated in Sections 16.2.1 through 16.2.4, unvested Options shall be forfeited, and Options, to the extent they are vested on the date of Termination of Service, may be exercised, in whole or in part, by the Participant at any time on or before the earlier to occur of (x) the Expiration Date of the Option and (y) three months after the date of such Termination of Service.

            16.2.6 Death after Termination of Service. If (a) the Participant's Termination of Service is for any reason other than death and (b) the Participant dies after such Termination of Service but before the date the Options must be exercised as set forth in the preceding subsections, unvested Options shall be forfeited, and any Options, to the extent they are vested on the date of the Participant's death, may be exercised, in whole or in part, by the Participant's Designated Beneficiary at any time on or before the earliest to occur of (x) the Expiration Date of the Option and (y) the first anniversary of the date of death.

      16.3 Performance Stock.

            16.3.1 Termination of Employment Due to Death or Disability. In the event of the Participant's Termination of Employment by reason of death or Disability, the Participant shall receive a lump sum payout of all outstanding Performance Stock calculated as if all unfinished Performance Periods had ended with 100% of the Performance Goals achieved, payable in the year following the date of Termination of Employment.

            16.3.2 Termination of Employment for Other Reasons. In the event of the Participant's Termination of Employment for other than a reason set forth in
Section 16.3.1 (and other than for Cause), the Participant may receive no more than a prorated payout of all Performance Stock, based on the number of months the Participant worked during the respective Performance Period divided by the number of months in the Performance Period.

            16.3.3 Termination of Employment for Cause. In the event of a Participant's Termination of Employment for Cause, all Performance Stock shall be forfeited by the Participant to the Company.

      16.4 Other Awards. If a Participant has a Termination of Employment or a Termination of Service, then, unless otherwise provided by the Committee or in the Award Agreement, all Awards, other than the Awards enumerated in Sections 16.1, 16.2 and 16.3, shall terminate and be forfeited on the date of such Termination of Employment or Termination of Service.

Article XVII.  Cancellation and Rescission of Awards

      17.1 Cancellation and Rescission; Detrimental Activity. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any "Detrimental Activity". For purposes of this Article XVII, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) activity that results in termination of the Participant's employment or service for cause; (iv) a violation of any rules, policies, procedures or guidelines of the Company, including, but not limited to, the Company's Code of Conduct; (v) any attempt, directly or indirectly, to induce any employee of the Company to be employed or perform services elsewhere or any attempt, directly or indirectly, to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or (vi) any other conduct or act determined by the Board to be injurious, detrimental or prejudicial to any interest of the Company.

      17.2 Certification of Compliance. Upon exercise, payment or delivery pursuant to an Award, the Participant, if requested by the Company, shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan.

      17.3 Repayment of Gain; Set-off. In the event a Participant fails to comply with the provisions of (i)-(vi) of Section 17.1 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

Article XVIII.  Change in Control

      Except as otherwise determined by the Committee or Board or except as otherwise provided in the Award Agreement, upon the occurrence of a Change in
Control:

      (a) any and all outstanding Options and SARs will immediately become vested and exercisable;
      (b) all restrictions applicable to outstanding Restricted Stock, Other Stock-Based Awards and Stock purchased by Participants pursuant to
            Article XII will immediately lapse and such Stock will immediately become fully vested;
      (c) the 100% Performance Goal for all Performance Stock relating to incomplete Performance Periods shall be deemed to have been fully achieved and shall be converted and distributed in accordance with the other terms of the Award Agreement and this Plan.

Article XIX.  Amendment, Modification and Termination

      The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, without the approval of the stockholders of the Company, except as stockholder approval may be required (i) to permit the Company to deduct, in computing its income tax liability pursuant to the provisions of the Code, compensation resulting from Awards, (ii) to retain incentive stock option treatment under Section 422 of the Code or (iii) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities.

      No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

Article XX.  Successors

      All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

Article XXI.  Legal Construction

      21.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

      21.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      21.3 Requirements of Law. The granting of Awards and the issuance of Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      21.4 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Delaware, except with regard to conflicts of law provisions.

Article XXII.  Duration of the Plan

      Subject to the Board's right to earlier terminate the Plan pursuant to
Article XIX hereof, the Plan shall terminate ten (10) years after the date of the adoption of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

Date Plan adopted by Board: December 12, 2001
Date Plan approved by Stockholders: February 27, 2002
Date Amended Plan adopted by Board: November 17, 2004
Date Amended Plan approved by stockholders: ______________________

PROXY                                   PROXY                            PROXY

                              IEC ELECTRONICS CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                           WEDNESDAY, JANUARY 19, 2005

The undersigned, revoking all prior proxies, hereby appoints W. Barry Gilbert and Justin L. Vigdor, and either one of them with full power of substitution, as proxy or proxies to vote for the undersigned, in the name of the undersigned, all of the Common Stock of IEC Electronics Corp. (the "Company") of the undersigned, as if the undersigned were personally present and voting at the Company's Annual Meeting of Stockholders to be held at the office of the Company, 105 Norton Street, Newark, New York on January 19, 2005 at 9:00 a.m. (the "Annual Meeting"), and at any and all adjournments thereof, upon the following matters:

                  (Continued and to be signed on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED     Please Mark Here
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED    for Address Change
Please Mark Here STOCKHOLDER. IF NO DIRECTION IS    or Comments          |_|
MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF      SEE REVERSE SIDE
THE NOMINEES FOR for Address Change DIRECTORS
SPECIFIED IN THE PROXY STATEMENT AND FOR THE
AMENDMENT TO THE 2001 STOCK OPTION AND or
Comments INCENTIVE PLAN.

1. Election of seven (7) directors                 FOR                     WITHHOLD AUTHORITY          2.  Proposal to approve
                                           all nominees listed                 to vote for                 amendment to 2001 Stock
                                           to the left (except       all nominees listed to the left       Option and Incentive Plan
01 David J. Beaubien                   as marked to the contrary)                  |_|
02 W. Barry Gilbert                                |_|                                                    FOR AGAINST ABSTAIN
03 Robert P.B. Kidd                                                                                       |_|   |_|      |_|
04 Eben S. Moulton
05 Dermott O'Flanagan
06 James C. Rowe
07 Justin L. Vigdor                                                                                     3. Transaction of such
                                                                                                           other business as may
                                                                                                           properly come before
                                                                                                           the meeting or any
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                                                        adjustments thereof.
INDIVIDUAL NOMINEE, PLEASE STRIKE A LINE THROUGH THE
NOMINEE'S NAME IN THE LIST ABOVE.)
                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE
                                                                                    BOARD OF DIRECTORS.

                                                                 Dated:
                                                                        -------------------------------------------------------

                                                                 --------------------------------------------------------------
                                                                 Signature

                                                                 --------------------------------------------------------------
                                                                 Signature

                                                                 IMPORTANT: Sign the Proxy exactly as your name or names
                                                                 appear on your Common Stock certificate; in the case of
                                                                 Common Stock held in joint tenancy, each joint tenant must sign. Fiduciaries should indicate their full titles and the capacity in which they sign. Please complete, sign, date and return this Proxy promptly in the enclosed envelope.